Form 10-K, Exhibit 13
period 1995-11-30
KAUFMAN & BROAD HOME CORP
filed 1996-02-23
CIK 795266

                                   EXHIBIT 13

        KAUFMAN AND BROAD HOME CORPORATION AND CONSOLIDATED SUBSIDIARIES

   PAGES 24 THROUGH 45 AND THE INSIDE BACK COVER OF THE COMPANY'S 1995 ANNUAL
                             REPORT TO STOCKHOLDERS

     This exhibit is incorporated in this Annual Report on Form 10-K between page F-1 and the List of Exhibits Filed.