Form 10-K, Exhibit 13
period 1996-11-30
KAUFMAN & BROAD HOME CORP
filed 1997-02-28
CIK 795266

                                   EXHIBIT 13

        KAUFMAN AND BROAD HOME CORPORATION AND CONSOLIDATED SUBSIDIARIES

         PAGES 26 THROUGH 49 AND THE INSIDE BACK COVER OF THE COMPANY'S
                       1996 ANNUAL REPORT TO STOCKHOLDERS

     This exhibit is incorporated in this Annual Report on Form 10-K between page F-1 and the List of Exhibits Filed.