Form 10-K, Exhibit 13
period 1998-11-30
KAUFMAN & BROAD HOME CORP
filed 1999-02-26
CIK 795266

                                   EXHIBIT 13

        KAUFMAN AND BROAD HOME CORPORATION AND CONSOLIDATED SUBSIDIARIES

                PAGES 25 THROUGH 63 AND PAGE 67 OF THE COMPANY'S
                       1998 ANNUAL REPORT TO STOCKHOLDERS

     This exhibit is incorporated in this Annual Report on Form 10-K between page F-1 and the List of Exhibits Filed.