Form 10-K, Exhibit 13
period 1999-11-30
KAUFMAN & BROAD HOME CORP
filed 2000-02-28
CIK 795266

                                   EXHIBIT 13

        KAUFMAN AND BROAD HOME CORPORATION AND CONSOLIDATED SUBSIDIARIES

                PAGES 42 THROUGH 79 AND PAGE 83 OF THE COMPANY'S
                       1999 ANNUAL REPORT TO STOCKHOLDERS

     This exhibit is incorporated in this Annual Report on Form 10-K between page F-1 and the List of Exhibits Filed.