Form 10-K405, Exhibit 13
period 2000-11-30
KB HOME
filed 2001-02-28
CIK 795266

                                   EXHIBIT 13

                     KB HOME AND CONSOLIDATED SUBSIDIARIES

                PAGES 34 THROUGH 72 AND PAGE 76 OF THE COMPANY'S
                       2000 ANNUAL REPORT TO STOCKHOLDERS

     This exhibit is incorporated in this Annual Report on Form 10-K between page F-1 and the List of Exhibits Filed.