Form 10-K405, Exhibit 13
period 2001-11-30
KB HOME
filed 2002-02-28
CIK 795266

                                                                      EXHIBIT 13


                     KB HOME AND CONSOLIDATED SUBSIDIARIES

                  PAGES 32 THROUGH 64 AND PAGE 68 OF KB HOME'S
                       2001 ANNUAL REPORT TO STOCKHOLDERS

     This exhibit is incorporated in this Annual Report on Form 10-K between page F-1 and the List of Exhibits Filed.