Form 10-K, Exhibit 13
period 2002-11-30
KB HOME
filed 2003-02-28
CIK 795266

EXHIBIT 13

KB HOME AND CONSOLIDATED SUBSIDIARIES

PAGES 49 THROUGH 88 AND PAGE 92 OF KB HOME’S
2002 ANNUAL REPORT TO STOCKHOLDERS

     This exhibit is incorporated in this Annual Report on Form 10-K between page F-1 and the List of Exhibits Filed.