Form 10-K, Exhibit 13
period 2003-11-30
KB HOME
filed 2004-03-01
CIK 795266

EXHIBIT 13

KB HOME AND CONSOLIDATED SUBSIDIARIES

PAGES 45 THROUGH 84 AND PAGE 88 OF KB HOME’S

2003 ANNUAL REPORT TO STOCKHOLDERS

This exhibit is incorporated in this Annual Report on Form 10-K between page F-1 and the List of Exhibits Filed.